EXHIBIT 99

               AGREEMENT AND PLAN OF MERGER DATED OCTOBER 1, 1999


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                          Agreement and Plan of Merger

                                 By and Between

                            TF FINANCIAL CORPORATION

                                       and

                          VILLAGE FINANCIAL CORPORATION







                             Dated: October 1, 1999









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                          AGREEMENT AND PLAN OF MERGER


                  THIS AGREEMENT AND PLAN OF MERGER, dated October 1, 1999 (the "Agreement"), is between TF Financial Corporation, a corporation chartered under the laws of the State of Delaware ("TF") and Village Financial Corporation, a corporation chartered under the laws of the State of New Jersey ("Village").

         WHEREAS, TF and Village entered into a non-binding expression of interest on September 21, 1999, regarding the acquisition by TF of Village by way of merger;

         WHEREAS, TF desires to acquire Village and Village's Board of Directors has determined, based upon the terms and conditions hereinafter set forth, that the acquisition described herein is in the best interests of Village and its shareholders; and

         WHEREAS, the acquisition will be accomplished by merging Village into TF with TF as the surviving company, and the shareholders of Village receiving the consideration hereinafter set forth; and

         WHEREAS, the Boards of Directors of Village and TF have each duly adopted and approved this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound, the parties hereto agree as follows:

                                    ARTICLE I

                                   THE MERGER

                  1.1. The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.6), Village shall be merged with and into TF under the certificate of incorporation of TF (the "Merger") and TF shall be the surviving company (the "Surviving Company"), the name of which shall be TF Financial Corporation. The principal office of the Surviving Company shall be the principal office of TF. Exhibit 1 to this Agreement lists (i) the locations of the principal and branch offices of Village and TF, (ii) the locations of all branch offices and the main office of the Surviving Company, (iii) the amount of the capital stock, the number of shares, the par value and the amount of surplus of the Surviving Company.

                  1.2. Effect of the Merger. At the Effective Time, the Surviving Company shall be considered the same business and corporate entity as each of Village and TF and thereupon and thereafter, all the property, rights, powers and franchises of each of Village and TF shall vest in the Surviving Company and the Surviving Company shall be subject to and be deemed to have assumed all of the debts, liabilities, obligations and duties of each of Village and TF and shall have succeeded to all of each of their relationships, fiduciary or otherwise, as fully and to the same extent as if such property rights, privileges, powers, franchises, debts, obligations, duties and relationships had been originally acquired, incurred or entered into by the Surviving Company.


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                  1.3.   Certificate  of   Incorporation.   The  Certificate  of
Incorporation of TF as it exists immediately prior to the Effective Time shall continue as the Certificate of Incorporation of the Surviving Company.

                  1.4. Bylaws. The Bylaws of TF as they exist immediately prior to the Effective Time shall continue as the Bylaws of the Surviving Company until otherwise amended as provided by law.

                  1.5. Directors and Officers. At the Effective Time, the directors and officers of TF shall become the directors and officers of the Surviving Company. The names of the persons who will be directors and officers of the Surviving Company are included on Exhibit 1.

                  1.6. Effective Time and Closing. The Merger shall become effective (and be consummated) at the date and time (the "Effective Time") as set forth in the certificates of merger as filed with the State of Delaware and the State of New Jersey, as applicable. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Malizia Spidi & Fisch, PC, Washington, D.C. commencing at 10:00 a.m. local time on the day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective parties will take at the Closing itself) or such other date as the parties to this Agreement may mutually determine (the "Closing Date"). Subject to the terms and conditions of this Agreement, each of the parties agrees to use all reasonable efforts to cause the Closing to be completed on the earliest practicable date.

                                   ARTICLE II

                          CONVERSION OF VILLAGE SHARES

                  2.1. Conversion of Village Common Stock. Each share of common stock, par value $.10 per share, of Village ("Village Common Stock"), issued and outstanding immediately prior to the Effective Time (other than any shares of Village Common Stock retired pursuant to Section 2.4) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted at the Effective Time as follows:

                  (a) Consideration for Merger. Subject to the provisions of this Section 2.1, each share of Village Common Stock issued and outstanding immediately prior to the Effective Time (excluding any shares of Village Common Stock retired pursuant to Section 2.4) shall be converted at the Effective Time into the right to receive $2.00 in cash (the "Merger Price"), subject to adjustment as set forth in paragraph 2.1(b) of this Agreement. No interest shall accrue or be payable with respect to the Merger Price.

                  (b) Adjustment to Merger Price. The aggregate Merger Price shall be increased if, as of the Closing Date, the negotiated amount of payments by Village to all parties set forth in Exhibit 2 to this Agreement is less than $65,000. The aggregate amount of the increase to the Merger Price shall be equal to the difference between $65,000 and the negotiated amount of payments by Village to such parties as of the Closing Date. Conversely, the aggregate Merger Price shall be decreased if, as of the Closing Date, the negotiated amount of payments by Village to all parties as set forth in Exhibit 2 to this Agreement is greater than $65,000. The aggregate amount of the decrease to the Merger


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Price shall be equal to the difference between $65,000 and the negotiated amount of payments by Village to such parties as of the Closing Date.

                  (c) Cancellation of Village Certificates. After the Effective Time, each such share of Village Common Stock shall no longer be outstanding and shall automatically be canceled, and each of the certificates (the "Certificates") previously evidencing any shares of Village Common Stock outstanding immediately prior to the Effective Time (other than any shares of Village Common Stock retired pursuant to Section 2.4) shall thereafter represent the right to receive the Merger Price, as adjusted. After the Effective Time, the shareholders of Village (hereinafter the "Shareholders") shall cease to have any rights with respect to such shares of Village Common Stock except as otherwise provided herein or by law.

                  2.2.  Exchange of Shares.

                  (a) The parties shall exchange all the Certificates for all of the Merger Price provided for in Section 2.1 at the Closing. Upon surrender of a Certificate for exchange and cancellation at Closing, the record holder of the shares represented by the Certificate shall be entitled on the date of the Closing to receive in exchange for the Certificate the Merger Price as provided in Section 2.1 hereof and the Certificate so surrendered shall be canceled. No Shareholder will receive the consideration to which that Shareholder would otherwise be entitled until the Shareholder surrenders the Certificate for exchange or, in lieu thereof, an appropriate Affidavit of Loss and Indemnity Agreement and/or a bond as may be reasonably required in each case by TF.

                  (b) After the Effective Time, there shall be no transfers on the stock transfer books of Village of the shares of Village Common Stock which were outstanding immediately prior to the Effective Time and, if any Certificates representing such shares are presented for transfer, they shall be canceled and exchanged for the Merger Price as provided in Section 2.1 hereof.

                  (c) If payment of the Merger Price as provided in Section 2.1 hereof is to be made in a name other than that in which the Certificate surrendered in exchange therefor is registered, it shall be a condition of such payment that the Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such payment shall pay to Third Federal Savings Bank, a wholly-owned subsidiary of TF (the "Exchange Agent"), in advance any transfer or other taxes required by reason of the payment to a person other than that of the registered holder of the Certificate surrendered, or required for any other reason, or shall establish to the reasonable satisfaction of the Exchange Agent that such tax has been paid or is not payable.

                  2.3 TF Common Stock. The shares of common stock of TF outstanding immediately prior to the Effective Time shall not be affected by the Merger but shall be the same number of shares of the Surviving Company.

                  2.4 Certain Village Shares Retired. Each share of Village Common Stock that is either (a) owned by TF or any direct or indirect wholly-owned subsidiary of TF (other than shares held in trust accounts, managed accounts or in any similar manner as trustee or in a fiduciary capacity and shares held as collateral or in lieu of a debt previously contracted) or (b) held in the treasury of Village


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shall  be  canceled  and  retired  at the  Effective  Time  and no cash or other consideration shall be paid or delivered in exchange therefor.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF VILLAGE

                  References herein to the "Village Disclosure Schedule" shall mean all of the disclosure schedules required by this Agreement, dated as of the date hereof and referenced to the specific sections and subsections of this Agreement, which have been delivered on the date hereof, by Village to TF. Village hereby represents and warrants to TF as follows:

                  3.1. Organization. Village is duly organized, validly existing and in good standing under the laws of the United States. Village has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a material adverse effect on the business, operations, assets or financial condition of Village. The Village Disclosure Schedule sets forth true and complete copies of the Certificate of Incorporation and Bylaws (together, the "Governing Documents") of Village as in effect on the date hereof. Village does not have any subsidiaries.

                  3.2. Capitalization. The authorized capital stock of Village consists of 5,000,000 shares of Village Common Stock and 1,000,000 shares of preferred stock, $.10 par value per share. As of the date hereof, there were 94,850 shares of Village Common Stock issued and outstanding and no shares of preferred stock outstanding. As of the date hereof, there were no shares of Village Common Stock issuable upon exercise of outstanding options granted pursuant to any Village stock option plan. All issued and outstanding shares of Village Common Stock have been duly authorized and validly issued, and are fully paid and no assessment has been made on such shares. The authorized but unissued shares of Village Common Stock are not subject to pre-emptive rights. Village does not have, nor is it bound by, any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the transfer, purchase or issuance of any shares of capital stock of Village or any securities representing the right to purchase or otherwise receive any shares of such capital stock or any securities convertible into or representing the right to subscribe for any such shares, and there are no agreements or understandings with respect to voting of any such shares.

                  3.3.  Authority; No Violation.

                  (a) There are 26 Shareholders and, other than their approval of this Agreement and the Merger, no Shareholder consent or action is necessary to consummate the transactions contemplated hereby. Village has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of Village. Except for the consents and approvals described in paragraph (b) below, no other corporate proceedings on the part of Village are


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necessary to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Village and constitutes the valid and binding obligation of Village, enforceable against Village in accordance with its terms, except to the extent that enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership or other similar laws now or hereafter in effect relating to or affecting the enforcement of creditors' rights generally, and (ii) general equitable principles, except that no representation is made as to the effect or availability of indemnification, equitable remedies or injunctive relief.

                  (b) Neither the execution and delivery of this Agreement by Village, nor the consummation by Village of the transactions contemplated hereby in accordance with the terms hereof, or compliance by Village with any of the terms or provisions hereof, will (i) violate any provision of Village's Governing Documents, (ii) assuming that the consents and approvals set forth below are duly obtained, violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Village or any of its properties or assets, or (iii) except as set forth in the Village Disclosure Schedule, violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of Village under any of the terms, conditions or provisions of, any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Village is a party, or by which Village or any of its properties or assets may be bound or affected. Except for stockholder approval, no consents or approvals of or filings or registrations with or notices to any public body or authority are necessary on behalf of Village in connection with (x) the execution and delivery by Village of this Agreement and
(y) the consummation by Village of the transactions contemplated hereby.

                  3.4.  Financial Statements.

                  (a) The Village Disclosure Schedule sets forth copies of the statements of condition of Village as of September 30, 1998, and the related statements of income, stockholders' equity and cash flows for the period ended September 30, 1998 (the "Village Audited Statements"), accompanied by the audit report of S.R. Snodgrass, A.C., independent public accountants with respect to Village, and the unaudited statement of condition as of June 30, 1999, and the related unaudited statement of income of Village for the six months ended June 30, 1999 (the "Village Unaudited Statements" and, collectively with the Village Audited Statements, the "Village Financial Statements"). The Village Financial Statements (including the related notes) have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied during the periods involved. The Village Financial Statements fairly present the financial condition of Village as of the respective dates set forth therein and fairly present the results of the operations, and with respect to the Village Audited Statements the changes in stockholders' equity and cash flows, of Village for the respective periods set forth therein.

                  (b) The books and  records of Village  have been and are being
maintained  in  material   compliance  with  applicable   legal  and  accounting
requirements, and reflect only actual transactions.

                  (c) Except as and to the extent reflected, disclosed or reserved against in the Village


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Audited  Statements  (including  the notes  thereto),  as of September  30, 1998
Village did not have any liabilities, whether absolute, accrued, contingent or otherwise, which are material to the business, operations, assets or financial condition of Village and which are required by GAAP to be disclosed in the Village Audited Statements. Except as set forth in the Village Disclosure Schedule, as and to the extent reflected, disclosed or reserved against in the Village Unaudited Statements (including the notes thereto), as of June 30, 1999 Village did not have any liabilities, whether absolute, accrued, contingent or otherwise, which are material to the business, operations, assets or financial condition of Village. Except as set forth in the Village Disclosure Schedule, since June 30, 1999 and to the date hereof, Village has not incurred any liabilities except in the ordinary course of business and consistent with prudent business practice or except as specifically contemplated by this Agreement.

                  3.5.  Financial  Advisor;  Broker's  and Other  Fees.  Neither
Village nor any of its directors or officers has employed any broker or finder or incurred any finder's fees or commissions in connection with any of the transactions contemplated by this Agreement. Except as set forth in the Village Disclosure Schedule, there are no fees (other than time charges billed at usual and customary rates) payable to any brokers, finders or consultants in connection with this transaction or which would be triggered by consummation of this transaction or the termination of the services of such persons by Village.

                  3.6. Absence of Certain Changes or Events. Except as set forth in the Village Disclosure Schedule, there has not been any material adverse change in the business, operations, assets or financial condition of Village since June 30, 1999 (including without limitation a material adverse change arising from the institution of Legal Proceedings (as defined in Section 3.7) or the occurrence of a default as described in Section 3.12(c)), and to Village's knowledge, no facts or conditions exist (other than regional or national economic conditions which affect financial institutions generally) which are reasonably likely to cause such a material adverse change in the future.

                  3.7. Legal Proceedings. Except as disclosed in the Village Disclosure Schedule, as of the date of this Agreement Village is not a party to any, and there are no pending or, to Village's knowledge, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature ("Legal Proceedings") against Village or against any present or former Village officer or director in their capacity as a Village officer or director which are material to Village. Except as disclosed in the Village Disclosure Schedule, as of the date of this Agreement Village is not a party to any material order, judgment or decree entered against Village in any lawsuit or proceeding.

                  3.8. Taxes and Tax Returns. Village has duly filed (and until the Effective Time will so file) all returns, declarations, reports, information returns and statements ("Returns") required to be filed by it in respect of any federal, state and local taxes (including withholding taxes, penalties or other payments required) and has duly paid (and until the Effective Time will so pay) all such taxes due and payable, other than taxes or other charges which are being contested in good faith. Village has established (and until the Effective Time will establish) on its books and records reserves that it reasonably believes are adequate for the payment of all federal, state and local taxes not yet due and payable, but are anticipated to be incurred in respect of Village through the Effective Time. To the knowledge of Village, there are no audits or other administrative or court proceedings presently


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pending,  or claims  asserted,  for taxes or  assessments  upon  Village nor has
Village given any currently outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any taxes or tax Returns.

                  3.9.  Employee Benefit Plans.

                  (a) Except as disclosed in the Village Disclosure Schedule, Village does not maintain or contribute to any "employee pension benefit plan", within the meaning of Section 3(2)(A) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (the "Village Pension Plans"), "employee welfare benefit plan", within the meaning of Section 3(1) of ERISA (the "Village Welfare Plans"), or any stock option plan, stock purchase plan, deferred compensation plan, severance plan, bonus plan, employment agreement or other similar plan, program or arrangement. Village has not contributed to any "Multiemployer Plan", within the meaning of Sections 3(37) and 4001(a)(3) of ERISA. Village has not sponsored a Village Pension Plan that was subject to Title IV of ERISA within six years from the date hereof.

                  (b) The consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee of Village to severance pay, unemployment compensation or any similar payment, or (ii) accelerate the time of payment, accelerate the vesting, or increase the amount, of any compensation or benefits due to any current employee or former employee under any contract, arrangement, understanding or agreement.

                  (c)   Village  has  no   deferred   compensation   agreements,
understandings or obligations for payments or benefits to any current or former director, officer or employee of Village or any predecessor of any thereof.

                  (d) Village does not maintain or otherwise pay for life insurance policies (other than group term life policies on employees) with respect to any director, officer or employee.

                  (e) Village does not maintain any retirement plan or retiree medical plan or arrangement for directors.

                  3.10. [Intentionally Omitted]

                  3.11. Compliance with Applicable Law. Except as set forth in the Village Disclosure Schedule, Village holds all material licenses, franchises, permits and authorizations necessary for the lawful conduct of its business, and has complied with and is not in default in any respect under any, applicable law, statute, order, rule, regulation, policy and/or guideline of any federal, state or local governmental authority relating to Village (other than where such defaults or non-compliance will not, alone or in the aggregate, result in a material adverse effect on the business, operations, assets or financial condition of Village) and Village has not received notice of violation of, nor does it know of any violations (other than violations which will not, alone or in the aggregate, result in a material adverse effect on the business, operations, assets or financial condition of Village) of, any of the above.


                  3.12. Certain Contracts. (a) Except as disclosed in the Village Disclosure Schedule,


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Village is not a party to or bound by any  contract  or  understanding  (whether written  or,  to  its  knowledge,  oral)  with  respect  to  the  employment  or
termination  of  any  present  or  former  officers,  employees,   directors  or
consultants. The Village Disclosure Schedule sets forth true and correct copies of all written employment agreements or termination agreements with officers, employees, directors, or consultants to which Village is a party.

                  (b) Except as disclosed in the Village Disclosure Schedule or in Exhibit 2 attached to this Agreement (i) as of the date of this Agreement, Village is not a party to or bound by any commitment, agreement or other instrument (excluding commitments and agreements in connection with extensions of credit by Village) which contemplates the payment of amounts in excess of $1,000, or which otherwise is material to the operations, assets or financial condition of Village, (ii) no commitment, agreement or other instrument to which Village is a party or by which it is bound limits the freedom of Village to compete in any line of business or with any person, and (iii) Village is not a party to any collective bargaining agreement.

                  (c) As of the date of this Agreement, except as disclosed in the Village Disclosure Schedule, Village is not in default in any material respect under any material lease, contract, mortgage, promissory note, deed of trust, loan agreement or other commitment or arrangement.

                  (d) As of the date of this Agreement, except as disclosed in the Village Disclosure Schedule, to the knowledge of Village, any other party thereto is not in default in any material respect under any material lease, contract, mortgage, promissory note, deed of trust, loan agreement or other commitment or arrangement that is material to Village.

                  3.13.  Properties and Insurance.

                  (a) Village has good and, as to owned real property, if any, marketable title to all material assets and properties, whether real or personal, tangible or intangible, reflected in Village's balance sheet as of September 30, 1998, or owned and acquired subsequent thereto (except to the extent that such assets and properties have been disposed of for fair value in the ordinary course of business since September 30, 1998), subject to no encumbrances, liens, mortgages, security interests or pledges, except (i) those items that secure liabilities that are reflected in such balance sheet or the notes thereto or incurred in the ordinary course of business after the date of such balance sheet, (ii) statutory liens for amounts not yet delinquent or which are being contested in good faith, (iii) such encumbrances, liens, mortgages, security interests, pledges and title imperfections that are not in the aggregate material to the business, operations, assets, and financial condition of Village; (iv) with respect to owned real property, if any, title imperfections noted in title reports delivered to TF prior to the date hereof and (v) any lien, mortgages, security interests in favor of, or placed by, TF. Village, as lessee, has the right under valid and subsisting leases to assign its interest in such leases and to occupy, use, possess and control, in all material respects, all real property leased by it, as presently occupied, used, possessed and controlled by it.

                  (b) The Village Disclosure Schedule lists all policies of insurance and bonds covering business operations and insurable properties and assets of Village, all risks insured against, and the amount thereof and deductibles relating thereto. Except as set forth in the Village Disclosure Schedule, as of the date hereof, Village has not, since January 1, 1998, received any notice of cancellation or


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notice of a material  amendment of any such  insurance  policy or bond and it is not in default in any material respect under such policy or bond, and, to Village's knowledge, no coverage thereunder is being disputed and all material claims thereunder have been filed in a timely fashion.

                  3.14. Minute Books. The minute books of Village contain records which, in all material respects, accurately record all meetings and other corporate action of the Shareholders and Board of Directors (including committees of its Board of Directors).

                  3.15.  Environmental Matters.

                  (a) Village has not received any written notice, citation, claim, assessment, proposed assessment or demand for abatement alleging that Village (either directly or as a trustee or fiduciary, or as a successor-in-interest in connection with the enforcement of remedies to realize the value of properties serving as collateral for outstanding loans) is responsible for the correction or cleanup of any condition resulting from the violation of any law, ordinance or other governmental regulation regarding environmental matters, which correction or cleanup would be material to the business, operations, assets or financial condition of Village. Village has no knowledge that any toxic or hazardous substances or materials have been emitted, generated, disposed of or stored on any real property owned or leased by Village (the "Properties"), in any manner that violates or, after the lapse of time may violate, any presently existing federal, state or local law or regulation governing or pertaining to such substances and materials, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of Village.

                  (b) Village has no knowledge that any of the Properties has been operated in any manner prior to the date of this Agreement that violated any applicable federal, state or local law or regulation governing or pertaining to toxic or hazardous substances and materials.

                  (c) To the knowledge of Village, there are no underground storage tanks on, in or under any of the Properties and no underground storage tanks have been closed or removed from any of the Properties while the property was operated or controlled by Village.

                  3.16. [Intentionally Omitted]

                  3.17. Year 2000 Compliance. Village has taken all reasonable steps necessary to address the software, accounting and record keeping issues raised in order for the data processing systems used in the business conducted by Village to be Year 2000 ready.

                  3.18.[Intentionally Omitted]

                  3.19.  Disclosure.  The  representations  and  warranties   of
Village contained in Article III of this Agreement are accurate in all material respects.

                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF TF

                  TF hereby represents and warrants to Village as follows:

                  4.1. Corporate Organization. TF is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware. TF has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a material adverse effect on the business, operations, assets or financial condition of TF.

                  4.2.  Authority; No Violation.

                  (a) TF has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of TF. No other corporate proceedings on the part of TF is necessary to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by TF and constitutes a valid and binding obligation of TF, enforceable against TF in accordance with its terms, except to the extent that enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership or other similar laws now or hereafter in effect relating to or affecting the enforcement of creditors' rights generally or the rights of federally-chartered savings associations or their holding companies, (ii) general equitable principles, and (iii) laws relating to the safety and soundness of insured depository institutions and except that no representation is made as to the effect or availability of equitable remedies or injunctive relief.

                  (b) Neither the execution or delivery of this Agreement nor the consummation by TF of the transactions contemplated hereby in accordance with the terms hereof or compliance by TF with any of the terms or provisions hereof, will violate any provision of the Governing Documents of TF.

                  4.3. Adequacy of Funds. As of the date hereof and continuing through the Effective Time, TF has, and will continue to have, sufficient liquid funds or liquid assets to pay the Merger Price.

                  4.4. Disclosure. The representations and warranties of TF contained in Article IV of this Agreement are accurate in all material respects.

                                    ARTICLE V

                            COVENANTS OF THE PARTIES

                  5.1. Conduct of the Business of Village. During the period from the date of this Agreement to the Effective Time, Village shall conduct its business and engage in transactions permitted hereunder only in the ordinary course and consistent with prudent business practice, except with the prior written consent of TF, which consent will not be unreasonably withheld.

                  5.2. Negative Covenants and Dividend Covenants. Village agrees that from the date hereof to the Effective Time, except as otherwise approved by TF in writing, or as permitted or required by this Agreement, it will not:

                  (a)  change any provision of its Governing Documents;

                  (b) change the number of shares of its authorized capital stock or issue any shares of Village Common Stock or other capital stock or issue or grant any option, warrant, call, commitment, subscription, right to purchase or agreement of any character relating to the authorized or issued capital stock of Village or any securities convertible into shares of such stock, or split, combine or reclassify any shares of its capital stock, or declare, set aside or pay any dividend, or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, or redeem or otherwise acquire any shares of such capital stock;

                  (c) grant any severance or termination pay to, or enter into or amend any employment agreement with, any of its directors, officers or employees; adopt any new employee benefit plan or arrangement of any type or amend any such existing benefit plan or arrangement; or award any increase in compensation or benefits to its directors, officers or employees;

                  (d) sell or dispose of any substantial amount of assets or incur any significant liabilities other than in the ordinary course of business consistent with past practices and policies;

                  (e)  make any capital expenditures;

                  (f) make any material change in its accounting methods or practices, other than changes required in accordance with generally accepted accounting principles; or

                  (g) agree to do any of the foregoing.

                  5.3. No Solicitation. Village shall not, directly or indirectly, encourage or solicit or hold discussions or negotiations with, or provide any information to, any person, entity or group (other than TF) concerning any merger or sale of shares of capital stock or sale of substantial assets or liabilities not in the ordinary course of business, or similar transactions involving Village (an "Acquisition Transaction"), except as the fiduciary duties of the directors of Village may require. Village will promptly communicate to TF the terms of any proposal, whether written or oral, which is communicated to any member of the Board of Directors or any executive officer of Village in respect of any Acquisition Transaction.

                  5.4. Current Information. During the period from the date of this Agreement to the Effective Time, Village will, at the request of TF, cause one or more of its designated representatives to confer with representatives of TF regarding Village's business, operations, properties, assets and financial condition and matters relating to the completion of the transactions contemplated herein.

                  5.5. Access to Properties and Records. Village shall permit TF and its agents and representatives, including, without limitation, officers, directors, employees, attorneys, accountants and advisors (collectively, "Representatives"), reasonable access to their respective properties, and shall disclose and make available to TF and its Representatives all books, papers and records relating to their respective assets, stock ownership, properties, operations, obligations and liabilities, including, but not limited to, all books of account (including the general ledger), tax records, minute books of directors' and stockholders' meetings, organizational documents, bylaws, material contracts and agreements, filings with any regulatory authority, independent auditors' work papers (subject to the receipt by such auditors of a standard access representation letter), litigation files, plans affecting employees, and any other business activities or prospects in which TF and its representatives may have a reasonable interest.

                  5.6. Regulatory Matters. The parties hereto will cooperate with each other and use all reasonable efforts to prepare all necessary documentation, to effect all necessary filings and to obtain all necessary permits, consents, approvals and authorizations of all third parties and governmental bodies necessary to consummate the transactions contemplated by this Agreement as soon as possible

                  5.7. Further Assurances. Each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to satisfy the conditions to Closing and to consummate and make effective the transactions contemplated by this Agreement.

                  5.8. Public Announcements. The parties hereto shall cooperate with each other in the development and distribution of all news releases and other public disclosures with respect to this Agreement or any of the transactions contemplated hereby, except as may be otherwise required by law or regulation or as to which the party releasing such information has used all reasonable efforts to discuss with the other party in advance.

                  5.9. Failure to Fulfill Conditions. TF shall use its best efforts to cause the Closing to occur on or before October 31, 1999. In the event that TF or Village reasonably determines that a material condition to its obligation to consummate the transactions contemplated hereby cannot be fulfilled on or prior to December 31, 1999 (the "Cutoff Date"), and that it will not waive that condition, it will promptly notify the other party.

                  5.10. Disclosure Supplements. Village will promptly supplement or amend by written notice to TF its Disclosure Schedules delivered pursuant hereto with respect to any matter hereafter arising which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in such Schedules or which is necessary to correct any information in such Schedules or in Exhibit 2 to this Agreement which has been rendered materially inaccurate thereby. For the purpose of determining satisfaction of the conditions set forth in Article VI, no supplement or amendment to such Schedules shall correct or cure any warranty which was untrue when made, but supplements or amendments may be used to disclose subsequent facts or events to maintain the truthfulness of any warranty.

                                   ARTICLE VI

                               CLOSING CONDITIONS

                  6.1. Conditions of Each Party's Obligations Under this Agreement. The respective obligations of each party under this Agreement to consummate the Merger shall be subject to the satisfaction, or, where permissible under applicable law, waiver at or prior to the Effective Time of the following conditions:

                  (a)  Approval  by   Shareholders.   This   Agreement  and  the
transactions contemplated hereby shall have been approved by the Shareholders.

                  (b) Regulatory Filings. All necessary regulatory or governmental approvals and consents required to consummate the transactions contemplated hereby shall have been obtained without any term or condition which would materially impair the value of Village to TF. All conditions required to be satisfied prior to the Effective Time by the terms of such approvals and consents shall have been satisfied.

                  (c) Suits and Proceedings. No order, judgment or decree shall be outstanding against a party hereto or a third party that would have the effect of preventing completion of the Merger; no Legal Proceeding shall be pending or threatened by any governmental body in which it is sought to restrain or prohibit the Merger and no Legal Proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit the Merger or obtain other substantial monetary or other relief against one or more parties hereto in connection with this Agreement and which TF or Village determines in good faith, based upon the advice of their respective counsel, makes it inadvisable to proceed with the Merger because any such Legal Proceeding has a significant potential to be resolved in such a way as to deprive the party electing not to proceed of any of the material benefits to it of the Merger.

                  6.2. Conditions to the Obligations of TF Under this Agreement. The obligations of TF under this Agreement shall be further subject to the satisfaction or waiver, at or prior to the Effective Time, of the following conditions:

                  (a) Representations and Warranties; Performance of Obligations of Village. The representations and warranties of Village contained in this Agreement, other than representations and warranties which are expressly stated to be made as of the date hereof or as of any other particular date, shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date. Village shall have performed in all material respects the agreements, covenants and obligations necessary to be performed by it prior to the Closing Date. With respect to any representation or warranty which as of the Closing Date has required a supplement or amendment to the Village Disclosure Schedule to render such representation or warranty true and correct as of the Closing Date, the representation and warranty shall be deemed true and correct as of the Closing Date only if (i) the information contained in the supplement or amendment to the Disclosure Schedule related to events occurring following the execution of this Agreement and (ii) the facts disclosed in such supplement or amendment would not either alone, or together with any other supplements or amendments to the Village Disclosure Schedule, materially adversely effect the representation as to which the supplement or amendment relates.

                  (b) Consents. TF shall have received the written consents of any person whose consent to the transactions contemplated hereby is required under the applicable instrument.

                  (c) Certificates. Village shall have furnished TF with such certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in this Section 6.2 as TF may reasonably request.

                  (d) Employment Agreement Waiver. The full and unconditional release and waiver of any rights, claims or payments, including stock options or any other benefits, Mr. Kenneth J. Stephon may have or be entitled to under that certain employment agreement dated August 1, 1998, by and between Mr. Stephon and Village.

                  (e) Branch Approval. Approval or non-objection by the Office of Thrift Supervision of the location of the main office of Village as a branch office of Third Federal Savings Bank.

                  (f) Lease Arrangements. The entering into of lease arrangements with Village and Village Square Associates satisfactory to TF regarding the assignment (conditional or otherwise) to, and/or assumption by, TF of the Village lease pertaining to its main office.

                  (g)  List  of   Payments.   The   receipt  by  Village  of  an
unconditional release satisfactory to TF from any further amounts owed by Village to the parties set forth in Exhibit 2 to this Agreement.

                  (h) Releases. The unconditional release of any other lessors (such as the Pennington Point branch office) or other parties to whom Village is financially obligated as of the Closing Date.

                  6.3. Conditions to the Obligations of Village Under this Agreement. The obligations of Village under this Agreement shall be further subject to the satisfaction or waiver, at or prior to the Effective Time, of the following condition:

                  (a) Representations and Warranties; Performance of Obligations of TF. The representations and warranties of TF contained in this Agreement, other than representations and warranties which are expressly stated to be made as of the date hereof or as of any other particular date, shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date. TF shall have performed in all material respects, the agreements, covenants and obligations to be performed by it prior to the Closing Date.

                                   ARTICLE VII

                        TERMINATION, AMENDMENT AND WAIVER

                  7.1. Termination. This Agreement may be terminated prior to the Effective Time, whether before or after approval of this Agreement by the
Shareholders:

                  (a)  By mutual written consent of the parties hereto;

                  (b) By TF or Village if the Effective Time shall not have occurred on or prior to the Cutoff Date unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements set forth herein to be performed or observed by such party at or before the Effective Time;

                  (c) By TF or Village upon written notice to the other if any application for regulatory or governmental approval necessary to consummate the Merger and the other transactions contemplated hereby shall have been denied or withdrawn at the request or recommendation of the applicable regulatory agency or governmental authority or by TF upon written notice to Village if any such application is approved with conditions which materially impair the value of Village to TF;

                  (d) By TF if (i) there shall have occurred a material adverse change in the business, operations, assets, or financial condition of Village from that disclosed by Village on the date of this Agreement, or (ii) there was a material breach in any representation, warranty, covenant, agreement or obligation of Village hereunder and such breach shall not have been remedied within 30 days after receipt by Village of notice in writing from TF to Village specifying the nature of such breach and requesting that it be remedied;

                  (e) By Village if there was a material breach in any representation, warranty, covenant, agreement or obligation of TF hereunder and such breach shall not have been remedied within 30 days after receipt by TF of notice in writing from Village to TF specifying the nature of such breach and requesting that it be remedied;

                  (f) By TF if any condition to Closing specified in Section 6.1 or Section 6.2 is not satisfied and is not capable of being satisfied by the Cutoff Date unless the failure is due to the failure of TF to perform or observe its agreements set forth herein or to be performed by TF; or

                  (g) By  Village  if any  condition  to  Closing  specified  in
Section 6.1 or Section 6.3 is not satisfied and is not capable of being satisfied by the Cutoff Date unless the failure is due to the failure of Village to perform or observe its agreements set forth herein or to be performed by such party.

                  7.2. Effect of Termination. In the event of the termination and abandonment of this Agreement by either TF or Village pursuant to Section
7.1 hereof, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party or its officers, directors or stockholders. Nothing contained herein, however, shall relieve any party from any liability for any intentional or material breach of this Agreement.

                  7.3. Amendment. This Agreement may be amended by mutual action taken by the parties hereto at any time before or after adoption of this Agreement by the Shareholders. This Agreement may not be amended except by an instrument in writing signed on behalf of TF and Village.

                  7.4. Extension; Waiver. The parties may, at any time prior to the Effective Time of the Merger, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant thereto; or (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party against which the waiver is sought to be enforced.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  8.1. Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including legal, accounting and investment banking fees and expenses) shall be borne by the party incurring such costs and expenses.

                  8.2. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by telecopier with confirming copy sent promptly thereafter by overnight courier, messenger or by registered or certified mail, postage prepaid, as follows:

                  If to TF:
                           TF Financial Corporation
                           3 Penns Trail
                           Newtown, Pennsylvania 18940
                           Attn.: John R. Stranford, President

                  With a copy to:

                           Malizia Spidi & Fisch, PC
                           1301 K Street, N.W.
                           Suite 700 East
                           Washington, D.C.  20005
                           Attn.: John J. Spidi, Esq.

                  If to Village:

                           Village Financial Corporation
                           590 Lawrence Square Boulevard
                           Lawrenceville, New Jersey 08648
                           Attn.: Kenneth J. Stephon, President

                  With a copy to:

                           Malizia Spidi & Fisch, PC
                           One Franklin Square
                           1301 K Street, NW, Suite 700 East
                           Washington, DC 20005
                           Attn.:  John J. Spidi, Esq.

or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date so delivered or telecopied and mailed or otherwise transmitted.

                  8.3. Parties in Interest. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No voluntary assignment of this Agreement may be made except upon the written consent of the other parties hereto. No person or entity shall be deemed a third-party beneficiary under this Agreement.

                  8.4. Entire Agreement. This Agreement, which includes the Disclosure Schedules and the other documents, agreements and instruments executed and delivered pursuant to or in connection with this Agreement, contains the entire Agreement between the parties hereto with respect to the transactions contemplated by this Agreement and supersedes all prior negotiations, arrangements or understandings, written or oral, with respect thereto.

                  8.5. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.
                  8.6. Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof.

                  8.7. Descriptive Headings. The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.
                  8.8. No Survival. The representations and warranties set forth in Articles III and IV hereof shall not survive the Closing, but shall expire as of the Effective Time.

                  IN WITNESS WHEREOF, TF and Village have caused this Agreement to be executed by their duly authorized officers, all as of the date first above written.


ATTEST:                                    TF FINANCIAL CORPORATION


By: /s/Elizabeth Davidson Maier            By: /s/John R. Stranford
    ----------------------------------         ---------------------------------
         Elizabeth Davidson Maier                   John R. Stranford
         Secretary                                   President and CEO


ATTEST:                                    VILLAGE FINANCIAL CORPORATION


By: /s/Jeanne E. Maynard                   By: /s/Kenneth J. Stephon
    ----------------------------------         ---------------------------------
         Jeanne E. Maynard                          Kenneth J. Stephon
         Secretary                                  President and CEO